UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 9, 2007
                                                 ____________________________


                  Alliance Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


United States                         001-33189                    52-2637804
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


541 Lawrence Road, Broomall, Pennsylvania                               19008
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (610) 353-2900
                                                   __________________________


                              Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  Changes in Registrant's Certifying Accountant.
           ______________________________________________

     On April 9, 2007, (the "Notice Date") the Audit Committee of the Board of Directors of Alliance Bancorp, Inc. of Pennsylvania
(the "Company") notified Deloitte & Touche LLP that they had been dismissed as the Company's independent registered public accounting firm, effective immediately.

     On the Notice Date, the Audit Committee notified Beard
Miller Company LLP that they had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

     Deloitte & Touche LLP performed audits of the Company's consolidated financial statements for the years ended December 31, 2006 and 2005. Deloitte & Touche LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2006, and from December 31, 2006 through the effective date of Deloitte & Touche LLP's termination, there have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2006, or through the effective date of Deloitte & Touche LLP's termination.

     The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not Deloitte & Touche LLP agreed with the statements made by the Company set forth above, and if not, stating the respects in which Deloitte & Touche LLP did not agree. The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures. Deloitte & Touche LLP has furnished a letter addressed to the SEC dated April 9, 2007, a copy of which is attached hereto as
Exhibit 16.

     During the two years ended December 31, 2006 and from December 31, 2006 through engagement of Beard Miller Company LLP as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Beard Miller Company LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte & Touche LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved


                            2

to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Not applicable.
      (d)  The following exhibit is filed with this Report.

        Exhibit Number    Description
      __________________  _____________________________________________________

             16.0         Letter of Deloitte & Touche LLP, dated April 9, 2007






























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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALLIANCE BANCORP, INC. OF PENNSYLVANIA




Date:  April 10, 2007      By:    /s/ Dennis D. Cirucci
                                  ______________________________________
                                  Dennis D. Cirucci
                                  President and Chief Executive Officer



































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                               EXHIBIT INDEX



    Exhibit Number    Description
  __________________  _____________________________________________________

         16.0         Letter of Deloitte & Touche LLP, dated April 9, 2007